UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K
________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2012
________________________________

DOVER CORPORATION

(Exact Name of Registrant as Specified in Charter)
________________________________

Delaware (State or other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)
3005 Highland Parkway, Suite 200 Downers Grove, Illinois 60515 (Address of Principal Executive Offices)

(630) 541-1540
(Registrant’s telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 25, 2012, Dover Corporation (i) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the quarter and full year ended December 31, 2011; and (ii) posted on its website at http://www.dovercorporation.com the presentation slides attached hereto as Exhibit 99.2 for the quarter and year ended December 31, 2011.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Shell company transactions. Not applicable.
(d)
Exhibits.
The following exhibits are furnished as part of this report:

99.1 Press Release of Dover Corporation, dated January 25, 2012.
99.2 Presentation Slides Posted on Dover Corporation’s Website at http://www.dovercorporation.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2012	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX
Number	Exhibit
99.1	Press Release of Dover Corporation, dated January 25, 2012.

99.2	Presentation Slides Posted on Dover Corporation’s Website at http://www.dovercorporation.com